Filed Pursuant to Rule 497(e)
                                                 Securities Act File No. 2-57547


                          LEXINGTON MONEY MARKET TRUST
                                  (THE "FUND")

                         Supplement dated March 12, 2001
                     to the Prospectus dated July 31, 2000.

MERGER OF ING PILGRIM INVESTMENTS, INC. INTO ING PILGRIM INVESTMENTS, LLC

Effective February 26, 2001, ING Pilgrim Investments, Inc., the Adviser to the Fund, merged into ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC will continue to manage the Fund under the existing Investment Management Agreement. All of the investment professionals, officers and employees of ING Pilgrim Investments, Inc. will continue in their capacities as officers and employees of ING Pilgrim Investments, LLC, and the same personnel will be responsible for providing the investment advisory services to the Fund. The merger will not result in a change in the advisory fee paid by the Fund.